UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                     ----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2012
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2012

                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                  INCOME FUND

MACQUARIE              FOUR CORNERS CAPITAL MANAGEMENT               FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 13
Statement of Operations...................................................... 14
Statements of Changes in Net Assets.......................................... 15
Statement of Cash Flows...................................................... 16
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 18
Additional Information....................................................... 25


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2012


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund and Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF MAY 31, 2012 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  MFD
Common Share Price                                              $13.80
Common Share Net Asset Value ("NAV")                            $14.39
Premium (Discount) to NAV                                        (4.10)%
Net Assets Applicable to Common Shares                    $122,825,057
Current Quarterly Distribution per Common Share (1)            $0.3500
Current Annualized Distribution per Common Share               $1.4000
Current Distribution Rate on Closing Common Share Price (2)      10.14%
Current Distribution Rate on NAV (2)                              9.73%
----------------------------------------------------------------------


----------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
----------------------------------------------------------------------
         Common Share Price       NAV
5/11     15.89                    17.06
         15.71                    16.92
         15.47                    16.58
         15.38                    16.53
6/11     15.28                    16.35
         16.13                    17.23
         15.87                    16.88
         15.53                    16.47
         15.96                    16.97
7/11     15.36                    16.57
         14.09                    15.36
         13.79                    15.14
         13.61                    14.71
8/11     13.47                    14.78
         13.79                    14.97
         13.47                    14.43
         13.93                    14.84
         13.03                    14.01
9/11     13.53                    14.45
         13.59                    14.72
         14.61                    15.49
         14.68                    15.50
10/11    15.01                    15.99
         14.60                    15.35
         14.82                    15.51
         14.10                    14.71
11/11    13.55                    13.97
         14.39                    15.08
         14.27                    15.05
         13.89                    14.76
         14.45                    15.17
12/11    14.21                    15.27
         14.70                    15.22
         14.51                    15.24
         14.83                    15.46
1/12     15.43                    15.74
         15.50                    16.05
         15.90                    15.93
         16.17                    16.19
2/12     15.60                    16.00
         15.89                    16.03
         16.01                    15.85
         16.04                    16.13
         16.15                    15.99
3/12     16.00                    16.10
         16.00                    15.82
         15.94                    15.66
         15.76                    15.89
4/12     15.77                    16.15
         15.48                    15.80
         15.58                    15.77
         14.90                    15.01
         14.23                    14.62
5/12     13.80                    14.36


----------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------

                                                                               Average Annual Total Return
                                                                          -------------------------------------
                                        6 Months Ended    1 Year Ended    5 Years Ended   Inception (3/25/2004)
                                          5/31/2012         5/31/2012        5/31/2012        to 5/31/2012
Fund Performance (3)
NAV                                         -0.48%            -7.42%           -3.55%             7.46%
Market Value                                 2.77%            -4.48%           -3.85%             6.33%

Index Performance
S&P 500 Utilities Total Return Index         4.14%            10.66%            1.06%             9.18%
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Transurban Group                                4.9%
Severn Trent plc                                4.4
Spark Infrastructure Group                      4.3
National Grid plc                               4.0
Abertis Infraestructuras S.A.                   3.3
Enterprise Products Partners, L.P.              3.1
Magellan Midstream Partners, L.P.               3.1
GDF Suez                                        3.0
El Paso Pipeline Partners, L.P.                 2.7
Atlantia SpA                                    2.7
-----------------------------------------------------
                                 Total         35.5%
                                               =====

-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION (4)               INVESTMENTS
-----------------------------------------------------
Transportation Infrastructure                  16.9%
Oil, Gas & Consumable Fuels                    15.3
Electric Utilities                             11.5
Multi-Utilities                                10.8
Water Utilities                                 6.6
Road & Rail                                     2.5
Gas Utilities                                   2.2
Independent Power Producers & Energy Traders    2.2
Construction & Engineering                      2.1
Diversified Consumer Services                   0.9
-----------------------------------------------------
                                 Total         71.0%
                                               =====


-----------------------------------------------------
                                           % OF TOTAL
COUNTRY                                   INVESTMENTS
-----------------------------------------------------
United States (5)                              46.6%
United Kingdom                                 13.6
Australia                                      13.2
Canada                                          6.1
France                                          6.0
Spain                                           5.2
Germany                                         4.1
Italy                                           2.7
Japan                                           1.4
Switzerland                                     1.1
-----------------------------------------------------
                                 Total        100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stocks and Master Limited Partnerships. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 29.0% of the Fund's portfolio.

(5) The percentage of United States securities includes 29.0% of Senior Floating-Rate Loan Interests.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2012

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.6 billion of assets as of May 31, 2012, in MFG's Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie Group Limited in 2008. Four Corners managed over $1.5 billion of assets as of May 31, 2012, with an emphasis on Senior Loans. Four Corners is a subsidiary of Delaware Asset Advisers ("Delaware"), a series of Delaware Management Business Trust, which is also a wholly-owned subsidiary of Macquarie. Delaware managed over $170 billion in assets across all major asset classes as of May 31, 2012.

MFG is Macquarie's funds management business. MFG is Australia's largest asset manager and a top 40 asset manager globally, with over A$324 billion in assets under management (as of March 31, 2012). MFG is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real estate asset management and fund and equity-based structured products.

                           PORTFOLIO MANAGEMENT TEAM

Mr. Andrew Maple-Brown was the sole Portfolio Manager of MFD's Core Component as of June 2010. Mr. Anthony Felton has become Co-Portfolio Manager with Mr. Maple-Brown as of June 2012. They are supported by MFG's Infrastructure Securities team, which is one of the largest and most experienced investment teams specializing in the listed infrastructure sector.

MFD's current portfolio management team is as follows:

ANDREW MAPLE-BROWN
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Maple-Brown joined the MFG Infrastructure Securities investment team in Sydney, Australia, in 2007 as a Portfolio Manager. He relocated to New York in July 2009, and assumed direct responsibilities for the management of the team's North America-based portfolios (including MFD) at that time. He transferred back to Sydney in April 2012, and continued to have the same portfolio management responsibilities.

Mr. Maple-Brown joined Macquarie in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly public-private partnerships. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group. In his roles at Lend Lease and Macquarie, Mr. Maple-Brown has had fifteen years of experience in financing and investing in infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney, a Masters of Applied Finance from Macquarie University and has received the Canadian Investment Manager designation.

ANTHONY FELTON, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Felton joined Macquarie Group in February 2004 and the MFG Infrastructure Securities team in June 2004. He was responsible for the analysis of European stocks before becoming a Portfolio Manager. Prior to joining Macquarie, Mr. Felton had broad-based financial market experience with Westpac Banking Corporation in Sydney, and West LB and JP Morgan in London between 1999 and 2003. Mr. Felton holds a Bachelor of Commerce - University of NSW, and is a CFA charterholder.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

KEVIN P. LOOME, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed-income assets. Prior to joining Delaware Investments in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a Portfolio Manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his Bachelor's Degree in Commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

ADAM H. BROWN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Brown is a Portfolio Manager on the firm's taxable fixed income team, with specific responsibilities for the bank loan portfolio. Prior to joining Delaware Investments in April 2011 as part of the firm's integration of Macquarie and Four Corners Capital Management, he spent more than nine years with Four Corners, where he was a Co-Portfolio Manager on four collateralized loan obligation ("CLO") funds and a senior research analyst supporting noninvestment grade portfolios. Before that, Mr. Brown was with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a Bachelor's Degree in Accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of MFD is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States, with these investments focusing on developed economies. MCIM believes that international diversity has two major benefits for investors:

      1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

      2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

Global equities began the six months ended May 31, 2012 on a positive note, continuing the strong run which saw global equities gain around 23% from their low in early October to the end of March. Global equities reversed the positive trend in April and May, pulling back sharply amidst increasing anxiety and global risk aversion related to the European debt crisis and fears of a sharper slowdown in Chinese growth than the authorities are targeting.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown on the performance table, MFD's net asset value ("NAV") total return1 for the period was -0.48%, trailing the 4.14% return of the S&P 500 Utilities Total Return Index ("Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a frame of reference.

In our view, there were four factors driving the Core Component's contribution to the Fund's small negative NAV total return during the period:

      o The strong performance of regulated utilities stocks, offset by the weakness of integrated utilities stocks;

      o     The solid performance of water stocks, particularly in the U.K.;

      o The mixed performance of transportation stocks, with good performance from the airport sector, but weakness in some seaports and toll road stocks; and

      o The strength of the U.S. Dollar against major currencies such as the Euro, the Australian Dollar, the British Pound and the Canadian Dollar had a negative effect as the Fund had significant exposure to these currencies.

These factors are discussed in further detail below.

Utilities

There was a strong contribution from regulated utilities, such as electricity and gas distribution and transmission entities.

Electricity and gas distribution companies posted strong returns. Australian regulated electricity distribution stocks, Spark Infrastructure and SP AusNet, performed well due to their stable, defensive cash flows and high yield. Spark also increased its dividend guidance. Tokyo Gas announced it had completed the Chiba-Kashima transmission pipe after six years of construction, which will enable growth in industrial gas volumes. Centrica in the United Kingdom performed well, following its earnings reports which were in line with expectations.

Electricity transmission companies also performed well due to their defensive nature. National Grid in the U.K. outperformed due to a positive regulatory decision, impacting returns for peers owning transmission businesses in the U.K. The company also reported fiscal year 2012 earnings above consensus.

By contrast with the regulated utilities, the European integrated utilities were generally weak as they were weighed down by macro concerns. GDF Suez in France was down after management downgraded guidance for 2012 while it reported fourth quarter earnings in line with expectations. There were also concerns about the impact of the French election result on its regulated business in France. In Germany, E.ON was weaker after announcing a softer outlook.

Water

The regulated U.K. water utilities such as Severn Trent and United Utilities again outperformed. Each company reported solid full-year results, and Severn Trent announced a special dividend. They also benefitted from their very defensive 'safe haven' status when markets turned down late in the reporting period, as well as from media speculation of a bid for Severn Trent.

Transportation Infrastructure

The transportation infrastructure sectors were mixed over the reporting period, with airports performing well, while seaports and toll roads lagged.

In the airports sector, Australian Infrastructure Fund continued to benefit from the sale of noncore assets to focus on airports. The sale 'proved' up the valuation of those assets and has made the company a simpler investment proposition. Sydney Airport posted strong returns, while Aeroports de Paris also performed well. It reported first quarter results in line with expectations and announced plans to acquire 38% of TAV, the leading airport operator in Turkey and owner of Istanbul Ataturk Airport. In our view, the transaction should be immediately accretive to earnings.

German seaport company Hamburger Hafen und Logistik was down despite announcing strong fiscal year 2011 results and an 18% increase in its dividend. The market was then disappointed with a slightly weaker first quarter earnings result and a marginal downgrade to guidance for fiscal year 2012.


1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Toll road stocks also underperformed this reporting period. Atlantia in Italy and Abertis Infraestructuras were weak primarily due to macro concerns. In addition, Atlantia did report lower traffic on its Italian roads, while S&P downgraded Abertis' credit rating one notch. By contrast, Vinci in France and Transurban in Australia outperformed.

Strong U.S. Dollar

As the Fund was not hedged for currency, the appreciation in the U.S. Dollar detracted from the Fund's return during the period. The USD appreciated by 9%, 6%, 2% and 2% against the Euro, the Australian Dollar, the British Pound and the Canadian Dollar, respectively2. Altogether, investments in these currencies comprised around two-thirds of the Core Component of the Fund (as of May 31, 2012).

PORTFOLIO COMPOSITION

As of May 31, 2012, the Fund's Core Component was well diversified across 36 positions in global infrastructure stocks, representing 10 countries and 10 sectors.

During the six months ended May 31, 2012, the main increases in the Fund's weightings were in Water Utilities, Road & Rail, and Oil, Gas & Consumables Fuels, while the weightings in Electric Utilities, Transportation Infrastructure and Multi-Utilities were reduced. Sector changes were driven by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

The Senior Loan Component of this Fund invests in infrastructure businesses and, therefore, the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index ("Loan Index"). The average rating in the Senior Loan Component is BB- vs. the average Loan Index rating between B+ and BB-.

The Loan Index posted a solid 4.4% return for the six months ended May 31, 2012. Lower-rated loans outperformed during that period, with BB-rated loans returning 3.4% and single B-rated loans increasing 6.0%. The Senior Loan Component returned 3.6% during the six-month period noted above, which is slightly higher than the BB-rated Loan Index returns.

Index returns were strong and relatively evenly dispersed from December 2011 through April 2012. Loan market strength was seemingly driven by positive investor sentiment across the capital markets, extremely low default rates, strong technical conditions, and an absence of outside shocks. This reversed in May, however. With the macro picture darkening across the globe, the Loan Index suffered its first monthly loss since November 2011, declining 0.7%.

Although May's grim backdrop took a toll on the loan market's technical picture, loan market technicals were still positive during the period. Inflows to daily-access loan mutual funds fell to $133 million in May from $557 million in April. May's inflows included a $201 million outflow during the final week of the month, the biggest net redemption in six months, as investors became more risk averse. However, year-to-date inflows ended May at $1.9 billion and CLO issuance continues to be another positive for demand, with $13.8 billion of CLO issuance volume year-to-date through May.

We believe fundamentals continue to be strong. Among Loan Index issuers that file publicly, first quarter 2012 Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") grew 14% year over year, versus 10% EBITDA growth in the fourth quarter 2011. Leveraged loan issuers now have put up eleven straight quarters of solid performance since the recession ended in June 2009. Though this report covers six months, we think it is important to note that solid cash flow generation contributed to a Loan Index default rate of 1% for the twelve-month period ended May 31, 2012.

While we believe bank loans are a good relative value investment given conservative balance sheet management by the companies in the Fund's portfolio and reduced default risk, spreads could widen because of European sovereign and banking risks, causing further risk aversion.

PERFORMANCE RELATIVE TO THE INDEX

The Index is a broad barometer of the performance of utility stocks only (not including a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.


2     Source: Bloomberg

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Fund underperformed the Index due to its exposure to the broad range of infrastructure sectors in the Core Component, a number of which underperformed the U.S. utilities. The stronger U.S. Dollar against most currencies also detracted. The Fund's Senior Loan Component also underperformed the Index. The leverage used in the Fund positively contributed to the Fund's performance during the period.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.70 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation ) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

In the last two months of the Fund's semi-annual period, global equity markets have reversed some of the strong gains made in the previous six months. Market anxiety was ignited by the unexpected outcome of the Greek election, which served as a stark reminder to markets that Europe's debt problems are not able to be quickly resolved. The weaker data in China stoked concerns that the engine of global growth may be in the process of slowing more than expected and more than the Chinese authorities would like.

The heightened negativity in global markets does not, however, translate into the operational performance of infrastructure assets and the companies that own them. Indeed, we continue to see companies in the portfolio performing largely in line with expectations. We continue to identify what we believe are attractive listed infrastructure opportunities and are looking for opportunities to selectively increase our holding or introduce to the Fund's portfolio stocks which we believe are oversold. We continue to remain very cautious and selective, particularly with exposure to Europe due to its heightened risk profile, regulatory risk and weak growth outlook.

As interest rates continue to decline around the world, reliable sources of yield that are higher than inflation continue to be sought by investors. The infrastructure sector has many companies with sustainable and growing yields above the rate of inflation.

The Core Component of the Fund holds what we believe are high quality income-generating stocks, diversified primarily across the Transportation, Utilities and Pipelines sectors. The companies in the portfolio continue to perform in line with our expectations, and we believe that the portfolio is well positioned to benefit from several themes we have identified.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

DISCLOSURES

The Fund's portfolio holdings are subject to change without notice. Any mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. (Information gathered from Standard & Poor's LCD.)

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS shall not be liable for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with any use of THEIR CONTENT, INCLUDING ratings. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS
MAY 31, 2012 (UNAUDITED)


   SHARES                                             DESCRIPTION                                              VALUE
------------  -------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (a) - 79.4%

              AUSTRALIA - 17.6%
     511,855  Asciano Group .............................................................................  $   2,263,632
     764,045  Australian Infrastructure Fund ............................................................      1,749,000
   1,288,077  SP AusNet .................................................................................      1,267,262
     593,211  SP AusNet (Institutional Shares) (b).......................................................        583,625
   4,644,025  Spark Infrastructure Group (c).............................................................      6,943,941
     312,075  Sydney Airport ............................................................................        881,577
   1,442,904  Transurban Group ..........................................................................      7,955,307
                                                                                                           -------------
                                                                                                              21,644,344
                                                                                                           -------------
              CANADA - 8.2%
     167,685  EnerCare, Inc..............................................................................      1,493,636
     204,003  Northland Power, Inc.......................................................................      3,519,711
      91,033  Pembina Pipeline Corp......................................................................      2,452,872
      62,837  TransCanada Corp...........................................................................      2,575,292
                                                                                                           -------------
                                                                                                              10,041,511
                                                                                                           -------------
              FRANCE - 8.0%
      20,823  Aeroports de Paris ........................................................................      1,507,790
     252,081  GDF Suez ..................................................................................      4,979,405
      84,619  Vinci S.A..................................................................................      3,380,135
                                                                                                           -------------
                                                                                                               9,867,330
                                                                                                           -------------
              GERMANY - 5.5%
     146,046  E.On AG ...................................................................................      2,669,073
      53,233  Fraport AG Frankfurt Airport Services Worldwide ...........................................      2,691,501
      56,358  Hamburger Hafen Und Logistik AG ...........................................................      1,414,647
                                                                                                           -------------
                                                                                                               6,775,221
                                                                                                           -------------
              ITALY - 3.5%
     351,136  Atlantia SpA...............................................................................      4,335,307
                                                                                                           -------------
              JAPAN - 1.9%
     134,000  Osaka Gas Co., Ltd.........................................................................        524,988
      45,000  West Japan Railway Co......................................................................      1,765,888
                                                                                                           -------------
                                                                                                               2,290,876
                                                                                                           -------------
              SPAIN - 6.9%
     419,648  Abertis Infraestructuras S.A...............................................................      5,342,050
     198,168  Enagas S.A.................................................................................      3,094,805
                                                                                                           -------------
                                                                                                               8,436,855
                                                                                                           -------------
              SWITZERLAND - 1.4%
       5,175  Flughafen Zuerich AG ......................................................................      1,727,486
                                                                                                           -------------
              UNITED KINGDOM - 18.0%
     548,933  Centrica plc ..............................................................................      2,617,552
     657,750  National Grid plc .........................................................................      6,589,157
     103,032  Scottish and Southern Energy plc ..........................................................      2,100,814
     268,990  Severn Trent plc ..........................................................................      7,134,649
     366,859  United Utilities Group plc ................................................................      3,714,669
                                                                                                           -------------
                                                                                                              22,156,841
                                                                                                           -------------


Page 8                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


   SHARES/
    UNITS                                             DESCRIPTION                                              VALUE
------------  -------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (a) - (CONTINUED)

              UNITED STATES - 8.4%
      53,900  NextEra Energy, Inc. ......................................................                  $   3,521,826
      80,600  PG&E Corp. ................................................................                      3,522,220
      36,700  Southern Co. ..............................................................                      1,684,897
      50,800  Williams Cos., Inc. .......................................................                      1,550,924
                                                                                                           -------------
                                                                                                              10,279,867
                                                                                                           -------------

              TOTAL COMMON STOCKS ..........................................................                  97,555,638
              (Cost $98,719,468)                                                                           -------------

MASTER LIMITED PARTNERSHIPS (A) - 15.0%

              UNITED STATES - 15.0%
     134,790  El Paso Pipeline Partners, L.P. ...........................................                      4,422,460
      85,600  Enbridge Energy Partners, L.P. ............................................                      2,502,944
      34,637  Energy Transfer Equity, L.P. ..............................................                      1,258,362
     104,977  Enterprise Products Partners, L.P. ........................................                      5,118,678
      73,581  Magellan Midstream Partners, L.P. .........................................                      5,063,109
                                                                                                           -------------

              TOTAL MASTER LIMITED PARTNERSHIPS ............................................                  18,365,553
              (Cost $15,789,945)                                                                           -------------


 PRINCIPAL                                                         RATINGS                     STATED
   VALUE                        DESCRIPTION                    MOODY'S    S&P     RATE (e)   MATURITY (f)      VALUE
------------  -----------------------------------------------  ---------------  -----------  ------------  -------------
 SENIOR FLOATING-RATE LOAN INTERESTS - 38.6%

              ALTERNATIVE CARRIERS - 3.5%
$  1,396,474  Intelsat Jackson Holdings S.A.,
                Term Loan B..................................    B1      BB-       5.25%       04/02/18        1,383,961
   2,900,000  Level 3 Financing, Inc., Term
                Loan B2......................................   Ba3       B+       5.75%       09/01/18        2,872,566
                                                                                                           -------------
                                                                                                               4,256,527
                                                                                                           -------------
              CABLE & SATELLITE - 10.7%
   2,977,399  Bresnan Broadband Holdings,
                LLC, Term Loan B ............................   Ba3      BB+       4.50%       12/14/17        2,920,323
   3,000,000  Cequel Communications Holdings
                I, LLC, Term Loan B..........................   Ba2      BB-       4.00%       02/14/19        2,922,000
     899,368  Charter Communications
                Operating, LLC,
                Term Loan C .................................   Ba1      BB+       3.72%       09/06/16          885,626
   2,000,000  Charter Communications
                Operating, LLC,
                Term Loan D .................................   Ba1      BB+       4.00%       05/15/19        1,970,840
   1,964,806  Knology, Inc., Term Loan B ....................    B1       B+       4.00%       08/18/17        1,955,297
     164,118  UPC Broadband Holdings B.V.,
                Term Loan T .................................   Ba3       B+       3.74%       12/31/16          161,861


                       See Notes to Financial Statements                  Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


 PRINCIPAL                                                         RATINGS                     STATED
   VALUE                        DESCRIPTION                    MOODY'S    S&P     RATE (e)   MATURITY (f)      VALUE
------------  -----------------------------------------------  ---------------  -----------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)

              CABLE & SATELLITE - (CONTINUED)
$  2,324,144  UPC Broadband Holdings B.V.,
                Term Loan X .................................   Ba3       B+       3.74%       12/31/17    $   2,262,159
                                                                                                           -------------
                                                                                                              13,078,106
                                                                                                           -------------
              ELECTRIC UTILITIES - 2.1%
   2,672,097  GenOn Energy, Inc.,
                Term Loan ...................................    B1       B+       6.00%       12/03/17        2,618,655
                                                                                                           -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 1.5%
   1,882,143  EnergySolutions, LLC, Term
                Loan ........................................   Ba3      BB+       6.25%       08/13/16        1,871,791
                                                                                                           -------------
              HEALTH CARE FACILITIES - 11.0%
   3,334,575  CHS/Community Health Systems,
                Inc., Extended Term Loan ....................   Ba3       BB    3.97%-3.99%    01/25/17        3,258,414
   3,497,027  HCA, Inc., Term Loan B-2 ......................   Ba3       BB       3.72%       03/31/17        3,394,074
     469,758  HCA, Inc., Term Loan B-3 ......................   Ba3       BB       3.49%       05/01/18          455,163
   2,970,000  IASIS Healthcare Corp.,
                Term Loan B .................................   Ba3        B       5.00%       05/03/18        2,922,658
     569,365  Prime Healthcare Services, Inc.,
                Term Loan A..................................    B1       B-       6.00%       04/28/14          563,671
     997,134  Prime Healthcare Services, Inc.,
                Term Loan B .................................    B1       NR       7.50%       04/28/15          987,162
   1,960,348  Vanguard Health Systems, Inc.,
                Term Loan B..................................   Ba2      BB-       5.00%       01/29/16        1,951,252
                                                                                                           -------------
                                                                                                              13,532,394
                                                                                                           -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 6.5%
   2,473,102  AES Corp., Term Loan B .........................  Ba1      BB+       4.25%       06/01/18        2,443,128
   1,477,519  Calpine Corp., Term Loan B1 ....................   B1      BB-       4.50%       04/01/18        1,452,519
     496,250  Calpine Corp., Term Loan B2 ....................   B1      BB-       4.50%       04/01/18          487,854
   1,593,247  Dynegy Power, LLC,
                Term Loan B .................................    B2        B       9.25%       08/05/16        1,641,713
   1,980,013  NRG Energy, Inc.,
                Term Loan B .................................  Baa3      BB+       4.00%       07/01/18        1,957,935
                                                                                                           -------------
                                                                                                               7,983,149
                                                                                                           -------------
              OIL & GAS STORAGE & TRANSPORTATION - 0.7%
     900,000  Energy Transfer Equity, L.P.,
                Term Loan B .................................   Ba2      BB-       3.75%       03/26/17          873,747
                                                                                                           -------------
              WIRELESS TELECOMMUNICATION SERVICES - 2.6%
   3,291,750  Crown Castle Operating Co.,
                Term Loan B..................................   Ba3       B+       4.00%       01/31/19        3,242,374
                                                                                                           -------------


              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ...............................................       47,456,743
              (Cost $47,840,218)                                                                           -------------


Page 10                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)



                                                       DESCRIPTION                                             VALUE
              -------------------------------------------------------------------------------------------  -------------

              TOTAL INVESTMENTS - 133.0% ................................................................  $ 163,377,934
              (Cost $162,349,631) (g)

              OUTSTANDING LOAN - (38.7%) ................................................................    (47,500,000)

              NET OTHER ASSETS AND LIABILITIES - 5.7% ...................................................      6,947,123
                                                                                                           -------------

              NET ASSETS - 100.0% .......................................................................  $ 122,825,057
                                                                                                           -------------

-----------------------------
(a) All of these securities are available to serve as collateral for the outstanding loan.

(b) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Australian Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(e) Senior Loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2012.

(f) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,750,011 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,721,708.

NR    Not Rated

                       See Notes to Financial Statements                 Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2012        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks:
     Australia ....................................    $  21,644,344   $  21,060,719   $     583,625   $          --
     Canada .......................................       10,041,511      10,041,511              --              --
     France .......................................        9,867,330       9,867,330              --              --
     Germany ......................................        6,775,221       6,775,221              --              --
     Italy ........................................        4,335,307       4,335,307              --              --
     Japan ........................................        2,290,876       2,290,876              --              --
     Spain ........................................        8,436,855       8,436,855              --              --
     Switzerland ..................................        1,727,486       1,727,486              --              --
     United Kingdom................................       22,156,841      22,156,841              --              --
     United States.................................       10,279,867      10,279,867              --              --
                                                       -------------   -------------   -------------   -------------
         Total Common Stocks.......................       97,555,638      96,972,013         583,625              --
                                                       -------------   -------------   -------------   -------------
Master Limited Partnerships*.......................       18,365,553      18,365,553              --              --
Senior Floating-Rate Loan Interests*...............       47,456,743              --      47,456,743              --
                                                       -------------   -------------   -------------   -------------
TOTAL INVESTMENTS..............................        $ 163,377,934   $ 115,337,566   $  48,040,368   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry or country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of May 31, 2012, the Fund transferred common stocks valued at $70,383,377 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were valued based on fair valued prices using a factor provided by a pricing service due to the change in value between the foreign markets close and the NYSE close on November 30, 2011 exceeding a certain threshold that are now being based on quoted prices. See Note 2A - Portfolio Valuation in the Notes to Financial Statements.

Page 12                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2012 (UNAUDITED)


ASSETS:
Investments, at value
  (Cost $162,349,631) .........................................................................      $163,377,934
Foreign currency (Cost $40,705) ...............................................................            39,413
Prepaid expenses ..............................................................................            18,580
Receivables:
    Investment securities sold.................................................................        11,605,680
    Dividends..................................................................................         3,751,580
    Interest...................................................................................           280,622
                                                                                                     ------------
      Total Assets.............................................................................       179,073,809
                                                                                                     ------------
LIABILITIES:
Outstanding loan ..............................................................................        47,500,000
Payables:
    Investment securities purchased............................................................         7,438,009
    Due to custodian...........................................................................           764,474
    Investment advisory fees (includes Sub-Advisory fees of $274,115)..........................           456,859
    Audit and tax fees.........................................................................            31,159
    Interest and fees on loan..................................................................            15,258
    Administrative fees........................................................................            13,505
    Printing fees..............................................................................             9,285
    Legal fees.................................................................................             5,961
    Transfer agent fees........................................................................             5,442
    Trustees' fees and expenses................................................................             3,833
    Financial reporting fees...................................................................               771
Other liabilities .............................................................................             4,196
                                                                                                     ------------
      Total Liabilities........................................................................        56,248,752
                                                                                                     ------------
NET ASSETS ....................................................................................      $122,825,057
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................      $163,693,092
Par value .....................................................................................            85,333
Accumulated net investment income (loss) ......................................................           846,893
Accumulated net realized gain (loss) on investments and foreign currency transactions .........       (42,738,012)
Net unrealized appreciation (depreciation) on investments and foreign currency translation ....           937,751
                                                                                                     ------------
NET ASSETS ....................................................................................      $122,825,057
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................      $      14.39
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,533,285
                                                                                                     ============



                       See Notes to Financial Statements                 Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $738,310).........................................      $  5,945,183
Interest.......................................................................................         1,153,081
Other..........................................................................................            49,402
                                                                                                     ------------
   Total investment income.....................................................................         7,147,666
                                                                                                     ------------

EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $541,643)..............................           902,738
Interest and fees on outstanding loan..........................................................           337,943
Administrative fees............................................................................            80,760
Custodian fees.................................................................................            35,973
Printing fees..................................................................................            31,383
Audit and tax fees.............................................................................            26,623
Transfer agent fees............................................................................            18,115
Legal fees.....................................................................................            13,246
Trustees' fees and expenses....................................................................            12,843
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            30,363
                                                                                                     ------------
   Total expenses..............................................................................         1,494,612
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         5,653,054
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................        (4,370,468)
   Foreign currency transactions...............................................................          (416,206)
                                                                                                     ------------
Net realized gain (loss).......................................................................        (4,786,674)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................          (982,785)
   Foreign currency translation................................................................          (141,198)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        (1,123,983)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (5,910,657)
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $   (257,603)
                                                                                                     ============



Page 14                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      SIX MONTHS
                                                                                         ENDED          YEAR
                                                                                       5/31/2011        ENDED
                                                                                     (UNAUDITED)      11/30/2011
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  5,653,054    $ 12,707,062
Net realized gain (loss)...........................................................    (4,786,674)      6,108,172
Net change in unrealized appreciation (depreciation)...............................    (1,123,983)     (8,116,155)
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................      (257,603)     10,699,079
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................    (5,973,300)    (12,337,270)
Net realized gain..................................................................            --              --
Return of capital..................................................................            --              --
                                                                                     ------------    ------------
Total distributions to shareholders................................................    (5,973,300)    (12,337,270)
                                                                                     ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            --              --
Repurchase of Common Shares (a)....................................................            --      (8,091,905)
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........            --      (8,091,905)
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................    (6,230,903)     (9,730,096)

NET ASSETS:
Beginning of period................................................................   129,055,960     138,786,056
                                                                                     ------------    ------------
End of period......................................................................  $122,825,057    $129,055,960
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $    846,893    $  1,167,139
                                                                                     ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................     8,533,285       9,077,963
Common Shares repurchased..........................................................            --        (544,678)
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            --              --
                                                                                     ------------    ------------
Common Shares at end of period.....................................................     8,533,285       8,533,285
                                                                                     ============    ============


(a) On February 24, 2011, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired due to the completion of the earlier of the repurchase of 6% of the Fund's then outstanding common shares (544,678) or August 23, 2011. On July 19, 2011, the Fund's Board of Trustees authorized the continuation of the Fund's share repurchase program until the earlier of the repurchase of the remaining 275,649 shares of the original 6% (for the aggregate of 544,678) or February 23, 2012. The program expired on September 16, 2011, as the full 6% of the original outstanding shares were repurchased in full. For the year ended November 30, 2011, the Fund repurchased 544,678 of its shares at an average discount of 6.87% from net asset value per share.

                       See Notes to Financial Statements                 Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2012 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................  $  (257,603)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments........................................................  (133,970,329)
   Sales, maturities and paydowns of investments...................................   132,107,390
   Return of capital received from investment in MLPs..............................       474,136
   Net amortization/accretion of premiums/discounts on investments.................       (59,039)
   Net realized gain/loss on investments...........................................     4,370,468
   Net change in unrealized appreciation/depreciation on investments...............       982,785

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable.................................................        14,296
   Increase in dividends receivable ...............................................    (2,258,959)
   Increase in prepaid expenses....................................................       (10,395)
   Increase in interest and fees on loan payable...................................        11,649
   Increase in investment advisory fees payable....................................        20,483
   Decrease in audit and tax fees payable..........................................       (22,041)
   Increase in legal fees payable..................................................         2,457
   Decrease in printing fees payable...............................................        (8,217)
   Increase in administrative fees payable.........................................           671
   Increase in custodian fees payable..............................................       738,871
   Increase in transfer agent fees payable.........................................         2,171
   Decrease in Trustees' fees and expenses payable.................................        (2,620)
   Increase in financial reporting fees payable....................................             1
   Decrease in other liabilities...................................................          (146)
                                                                                     ------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                  $  2,136,029
                                                                                                     ------------


CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income..                 (8,959,950)
                                                                                     ------------
CASH USED IN FINANCING ACTIVITIES..................................................                    (8,959,950)
                                                                                                     ------------
Decrease in cash and foreign currency (a)..........................................                    (6,823,921)
Cash and foreign currency at beginning of period...................................                     6,863,334
                                                                                                     ------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD.........................................                  $     39,413
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                  $    326,294
                                                                                                     ============


-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,838).

Page 16                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          SIX MONTHS
                                             ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                           5/31/2012       ENDED         ENDED         ENDED         ENDED         ENDED
                                          (UNAUDITED)    11/30/2011    11/30/2010    11/30/2009    11/30/2008    11/30/2007
                                          -----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period....   $  15.12       $  15.29      $  14.36      $  11.43      $  25.03      $  25.99
                                           --------       --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............       0.66           1.43 (a)      0.55          0.46          1.33          1.33
Net realized and unrealized gain (loss).      (0.69)         (0.27)         1.06          3.07        (13.23)         4.25
                                           --------       --------      --------      --------      --------      --------
Total from investment operations........      (0.03)          1.16          1.61          3.53        (11.90)         5.58
                                           --------       --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................      (0.70)         (1.40)        (0.68)        (0.11)        (0.93)        (2.11)
Net realized gain.......................         --             --            --            --         (0.73)        (4.43)
Return of capital.......................         --             --            --         (0.49)        (0.04)           --
                                           --------       --------      --------      --------      --------      --------
Total distributions.....................      (0.70)         (1.40)        (0.68)        (0.60)        (1.70)        (6.54)
                                           --------       --------      --------      --------      --------      --------
Capital share repurchases...............         --           0.07            --            --            --            --
                                           --------       --------      --------      --------      --------      --------
Net asset value, end of period..........   $  14.39       $  15.12      $  15.29      $  14.36      $  11.43      $  25.03
                                           ========       ========      ========      ========      ========      ========
Market value, end of period.............   $  13.80       $  14.07      $  13.82      $  11.73      $   8.60      $  23.78
                                           ========       ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b) (c) .......................      (0.48)%         8.49%        12.31%        33.75%       (48.98)%       21.87%
                                           ========       ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (b)..       2.77%         11.70%        24.27%        45.08%       (59.56)%       25.75%
                                           ========       ========      ========      ========      ========      ========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)...   $122,825       $129,056      $138,786      $130,335      $103,780      $225,548
Ratio of total expenses to average
   net assets ..........................       2.25% (d)      2.24%         2.36%         2.86%         3.72%         3.63%
Ratio of total expenses to average net
   assets excluding interest expense....       1.74% (d)      1.81%         1.77%         1.92%         1.80%         1.73%
Ratio of net investment income (loss) to
   average net assets...................       8.50% (d)      8.92%         3.68%         3.76%         6.44%         4.65%
Portfolio turnover rate.................         79%            91%           87%           80%           23%           53%
INDEBTEDNESS:
Total loan outstanding (in 000's).......   $ 47,500       $ 47,500      $ 44,500      $ 35,900      $ 38,900      $ 84,000
Asset coverage per $1,000 of
   indebtedness (e) ....................   $  3,586       $  3,717      $  4,119      $  4,630      $  3,668      $  3,685

--------------------

(a)   Per share amounts have been calculated using the average share method.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) In 2008, the Fund received reimbursements from an investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


                       See Notes to Financial Statements                 Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)


                              1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of common stocks and other equity securities will be based on the consideration of all available information, including, but not limited to, the following:

1)    the type of security;

2)    the size of the holding;

3)    the initial cost of the security;

4)    transactions in comparable securities;

5)    price quotes from dealers and/or pricing services;

6)    relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

8)    an analysis of the issuer's financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)    the value of similar foreign securities traded on other foreign markets;

2)    ADR trading of similar securities;

3)    closed-end fund trading of similar securities;

4)    foreign currency exchange activity;

5) the trading prices of financial products that are tied to baskets of foreign securities;

6)    factors relating to the event that precipitated the pricing problem;

7)    whether the event is likely to recur; and

8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to, the following:

1)    the fundamental business data relating to the issuer;

2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

3)    the type, size and cost of the security;

4)    the financial statements of the issuer;

5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

6)    the information as to any transactions in or offers for the security;

7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

8)    the coupon payments;

9) the quality, value and salability of collateral, if any, securing the security;

10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

12)   issuer's competitive position within the industry;

13) issuer's ability to access additional liquidity through public and/or private markets; and

14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.


1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2012, is included with the Fund's Portfolio of Investments.

B. REPURCHASE AGREEMENTS:

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of May 31, 2012, the Fund had no open repurchase agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from a Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the six months ended May 31, 2012, distributions of $474,136 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of May 31, 2012.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2011 was as follows:

Distributions paid from:
Ordinary income......................................  $  12,337,270
Long-term capital gain...............................             --
Return of capital....................................             --

As of November 30, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income........................  $   2,093,763
Undistributed capital gains..........................             --
                                                       -------------
Total undistributed earnings.........................      2,093,763
Accumulated capital and other losses.................   (34,539,078)
Net unrealized appreciation (depreciation)...........        709,500
                                                       -------------
Total accumulated earnings (losses)..................   (31,735,815)
Other................................................    (2,986,650)
Paid-in capital......................................    163,778,425
                                                       -------------
Net assets...........................................  $ 129,055,960
                                                       =============


G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2011, the Fund elected to defer foreign currency losses of $2,796 incurred between November 1, 2011 and November 30, 2011.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $34,536,282, expiring as follows:

         EXPIRATION DATE        AMOUNT
         November 30, 2017      $ 34,536,282

During the taxable year ended November 30, 2011, the Fund utilized capital loss carryforwards in the amount of $3,429,394.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of May 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)


H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is currently evaluating the impact of the updated standard on the Fund's financial statements.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

For the six months ended May 31, 2012, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $14,499.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2012 were $139,241,815 and $143,319,326, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)


                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The borrowing rate under the BNP Paribas Facility is equal to 3-month LIBOR plus 80 basis points. In addition, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the six months ended May 31, 2012, the daily average amount outstanding under the BNP Paribas Facility was $47,500,000. The high and low annual interest rates during the six months ended May 31, 2012 were 1.38% and 1.27%, respectively, and the weighted average interest rate was 1.31%. The interest rate at May 31, 2012 was 1.27%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: The Fund is non-diversified under the 1940 Act, but is still limited as to the percentage of its assets which may be invested in the securities of any issuer by the diversification requirements imposed by the Code. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class I Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 7,510,453, the number of votes against was 194,107 and the number of abstentions was 828,725. The number of votes cast in favor of Mr. Kadlec was 7,507,251, the number of votes against was 197,309, and the number of abstentions was 828,725. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Andrew Maple-Brown is a portfolio manager of funds in the MFG Global Infrastructure Securities Strategy that are mainly domiciled in North America. This includes the Fund. He became Co-Manager of the Fund on August 1, 2009 and sole Portfolio Manager of the Fund on June 30, 2010. Mr. Maple-Brown relocated back to Sydney in April 2012 and was joined by Anthony Felton as Co-Portfolio Manager of the Fund on June 29, 2012. Anthony Felton joined Macquarie Group in February 2004 and the MFG Infrastructure Securities team in June 2004. He was responsible for the analysis of European stocks before becoming a Portfolio Manager. He became the Portfolio Manager with Andrew Maple-Brown for the Fund as of June 29, 2012.

                                                     Length of
                                                     ---------
Name                                Title             Service     Business Experience Past 5 Years
----                                -----             -------     --------------------------------
Andrew Maple-Brown   Sole Portfolio Manager of the    15 years    Mr. Maple-Brown joined the MFG Infrastructure
                     Fund as of June 30, 2010.                    Securities* investment team in 2007 as a Portfolio
                     Joined by Anthony Felton                     as Manager. He transferred to the New York office in
                     Co-Portfolio Manager as of June              2009, before returning to Sydney in 2012. During his
                     29, 2012 tenure                              in either Sydney or New York, Mr. Maple-Brown
                                                                  has been responsible for managing almost all of the
                                                                  Global Infrastructure Macquarie Capital Investment
                                                                  Management LLC Securities accounts. He joined the
                                                                  investment team in 2007 in Sydney, Australia, where he
                                                                  was previously a portfolio manager for the Australian
                                                                  and Asian domiciled portfolios in the Strategy.
                                                                  Andrew joined Macquarie Group in 2001 in the Debt
                                                                  Markets division, where his focus was primarily on
                                                                  infrastructure transactions, particularly
                                                                  public-private partnerships (PPP).

Anthony Felton       Co-Portfolio Manager as of       13 years    Mr. Felton joined Macquarie Group in February 2004 and
                     June 29, 2012 the MFG                        Infrastructure Securities* team in June 2004.
                                                                  He was responsible for the analysis of European stocks
                                                                  before becoming a Portfolio Manager. He has also been
                                                                  involved in the development of the Infrastructure
                                                                  Securities business through new fund development of
                                                                  reporting and control tools across the funds. Prior
                                                                  to joining Macquarie, Mr. Felton had broad based
                                                                  financial market experience with Westpac Banking
                                                                  Corporation in Sydney, and West LB and JPMorgan in
                                                                  London between 1999 and 2005. Mr. Felton has been
                                                                  awarded the Chartered Financial Analyst (CFA)
                                                                  designation.

* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIML").

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF MAY 31, 2012

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
                                                                                                          Total Assets in
                                                     Total                           No. of Accounts      Accounts where
  Name of Portfolio                                  No. of                        where Advisory Fee     Advisory Fee is
      Manager or                                    Accounts                           is Based on           Based on
     Team Member            Type of Accounts        Managed*      Total Assets         Performance          Performance
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
Andrew Maple-Brown      Registered Investment           3           $772.8M                 0                   $0
                              Companies:
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
                        Other Pooled Investment         4           $593.0M                 0                   $0
                        Vehicles:
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
                        Other Accounts:                 4           $366.9M                 0                   $0
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
Anthony Felton          Registered Investment           0              0                    0                   $0
                        Companies:
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
                        Other Pooled Investment         4          $339.5 M                 0                   $0
                        Vehicles:
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------
                        Other Accounts:                 0              0                    0                   $0
----------------------  ------------------------  ------------  ----------------  ---------------------  -----------------

                     * Core Component MFD:        $112.3M

                       Senior Loan Component MFD: $ 47.5M


POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and monthly review by the Chief Compliance Officer of MCIM (or designee) is required.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2012

Compensation consists of three components: (1) fixed remuneration in the form of a base salary, (ii) variable (at risk) performance pay in the form of an annual profit share allocation and (iii) a long term incentive in the form of stock (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year.

Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan ("MEREP") to further align employee and shareholder interests as well as enhance Macquarie Group's ability to attract and retain high caliber talent.

Compensation consists of a base salary amount plus discretionary profit share. The base salary is fixed a year in advance, while the discretionary profit share varies according to the performance of the individual, the division and Macquarie Group. Discretionary profit share is allocated annually. Compensation is not directly based on the pre-or post-tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation. Compensation is not directly based on the value of assets held in the Fund's portfolio. However the value of assets may be one factor taken into account in determining compensation.

If the Portfolio Manager's or the Management Team's bonus is over a certain amount, a portion of that bonus may be deferred and may be paid out in the future in up to four equal installments.


(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF MAY 31, 2012

       -----------------------------------   --------------------------------
                      Name                   Dollar ($) Range of Fund Shares
                                                    Beneficially Owned
       -----------------------------------   --------------------------------
               Andrew Maple-Brown                           $0
       -----------------------------------   --------------------------------
                Anthony Felton $0
       -----------------------------------   --------------------------------

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


INFORMATION PROVIDED AS OF MAY 31, 2012

Four Corners manages portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and other debt instruments that may include high yield bonds, structured products, and/or credit derivatives. The co-portfolio managers are supported in their portfolio management activities by the investment staff, including a team of credit analysts. The credit analysts are assigned loans within specific industries and report to the Head of Credit Research.

Adam H. Brown
Co-Portfolio Manager, Senior Loan Component
Vice President, Portfolio Manager, Four Corners Capital Management, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for nine years and over the past year has had a dual role with Four Corners' affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

Kevin P. Loome
Co-Portfolio Manager, Senior Loan Component
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments, Four Corners Capital Management, LLC

Mr. Loome is the head of the high-yield fixed-income team at Four Corners, responsible for portfolio construction and strategic asset allocation of all high-yield fixed income assets. Prior to joining Delaware Investments, Four Corners' affiliated investment adviser, in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF MAY 31, 2012(1).



                                                                                                    # of Accounts    Total Assets
                                                                                                     Managed for       for which
                                                                         Total                      which Advisory     Advisory
                                                                          # of                          Fee is          Fee is
  Name of Portfolio Manager                                             Accounts        Total          Based on        Based on
        or Team Member                   Type of Accounts               Managed         Assets       Performance      Performance
------------------------------  -----------------------------------  --------------  ------------  ----------------  -------------
                                                                                       $103.41
       1. Adam H. Brown          Registered Investment Companies:           1          million            0               $0
                                 --------------------------------
                                 Other Pooled Investment Vehicles:          0             $0              0               $0
                                 ---------------------------------
                                                                                        $1.04
                                         Other Accounts1:                  10          billion            0               $0
                                         ----------------

                                                                                        $17.18
       2. Kevin P. Loome         Registered Investment Companies:          17          billion            0               $0
                                 --------------------------------
                                 Other Pooled Investment Vehicles:          0            $ 0              0               $0
                                 ---------------------------------
                                                                                        $2.88
                                        Other Accounts(1):                 14          billion            0               $0
                                        ------------------

1 The chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of May 31, 2012. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2012.

POTENTIAL CONFLICTS OF INTERESTS

Four Corners has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients, as mandated under the Investment Advisers Act of 1940. Furthermore, it is Four Corners' goal to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of the client's strategy, fee arrangements, or the influence of a client or client's beneficiaries.

Four Corners employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies (including Four Corners' Code of Ethics and a trade allocation policy) that are designed to mitigate any such conflicts. In instances where unique requirements or restrictions are required due to the identification of different conflicts, Four Corners will typically establish additional policies and controls or develop alternate processing requirements to assist in the mitigation of these conflicts.


(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of May 31, 2012.

Each named portfolio manager receives a fixed base salary in recognition of their contributions. Each named portfolio manager is also eligible to receive an annual cash bonus which is fully discretionary and based on quantitative and qualitative factors. Portfolio managers may be awarded incentive unit awards and may participate in benefit plans and programs available generally to all employees.

Base Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms. Each portfolio manager's bonus is determined based on quantitative and qualitative factors. The portfolio managers and the management team have no direct incentive to take undue risks when individual fund performance is lagging.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of May 31, 2012.


                          Dollar Range of Fund
                          Shares Beneficially
            Name                 Owned

       Adam H. Brown
                                  $ 0
       Kevin P. Loome             $ 0


(b)      Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        Macquarie/First Trust Global Infrastructure/Utilities
                                   Dividend & Income Fund
             -------------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  July 19, 2012
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  July 19, 2012
     -------------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James  M.  Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  July 19, 2012
     -------------------------

* Print the name and title of each signing officer under his or her signature.